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                                                                   Exhibit 10.30

                         SUPPLEMENT NO. 1 dated as of January 29, 2001, to the
               GUARANTEE AGREEMENT dated as of January 11, 2000, among KANSAS CITY SOUTHERN INDUSTRIES, INC., a Delaware corporation ("Holdings"), each Subsidiary of Holdings listed on Schedule I
                 --------
               thereto or becoming a party thereto as provided in Section 19 thereof (each individually, a "Subsidiary Guarantor" and,
                                              --------------------
               collectively, together with Holdings, the "Guarantors") and THE
                                                          ----------
               CHASE MANHATTAN BANK ("Chase"), as collateral agent (the
                                      -----
               "Collateral Agent") for the Secured Parties (as defined in the
                ----------------
               Credit Agreement referred to below).


        A. Reference is made to the Credit Agreement dated as of January 11, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Holdings, The Kansas City Southern Railway Company, a
 ----------------
Missouri corporation (the "Borrower"), the lenders from time to time party
                           --------
thereto (the "Lenders"), and Chase, as administrative agent (in such capacity,
              -------
the "Administrative Agent"), collateral agent (in such capacity, the "Collateral
     --------------------                                             ----------
Agent") and issuing bank (in such capacity, the "Issuing Bank") Capitalized
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terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

        B. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee Agreement and the Credit Agreement.

        C. The Subsidiary Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Each of the undersigned Subsidiaries of Holdings (each a
"New Subsidiary Guarantor" and collectively, the "New Subsidiary Guarantors") is
                                                  -------------------------
executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor under the Guarantee Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

        Accordingly, the Administrative Agent and the New Subsidiary Guarantors agree as follows:

        SECTION 1. In accordance with Section 19 of the Guarantee Agreement, each New Subsidiary Guarantor by its signature below becomes a Subsidiary Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and each New Subsidiary Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Subsidiary Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a "Subsidiary Guarantor" in the Guarantee Agreement shall be deemed to include the New Subsidiary Guarantors. The Guarantee Agreement is hereby incorporated herein by reference.
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        SECTION 2. Each New Subsidiary Guarantor represents and warrants to the Administrative Agent, the Issuing Banks and the Lenders that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

        SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary Guarantors and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

        SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

        SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

        SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 13 of the Guarantee Agreement.

        SECTION 8. The New Subsidiary Guarantors agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the Administrative Agent.
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        IN WITNESS WHEREOF, the New Subsidiary Guarantors and the
Administrative Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.


                                   PABTEX GP, LLC

                                   By: SOUTHERN INDUSTRIAL SERVICES,
                                       INC., its sole member

                                       By: /s/ Robert H. Berry
                                           --------------------
                                           Name:  Robert H. Berry
                                           Title: Vice President and Treasurer
                                           Address: 114 West 11th Street
                                                    Kansas City, MO 64105-1804

                                   SIS BULK HOLDING, INC.


                                   By: /s/ Robert H. Berry
                                       --------------------
                                       Name:  Robert H. Berry
                                       Title: Vice President and Treasurer
                                       Address: 114 West 11th Street
                                                Kansas City, MO 64105-1804

                                           THE CHASE MANHATTAN BANK,
                                           as Collateral Agent,

                                            By /s/ Robert Krasnow
                                               -------------------------
                                               Name:  Robert Krasnow
                                               Title: Vice President